SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                      FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report:  January 25, 1996
Date of earliest event reported:  January 25, 1996


                                      ASHLAND INC.
               (Exact name of registrant as specified in its charter)


                                       Kentucky
                 (State or other jurisdiction of incorporation)

      1-2918                                                61--0122250
(Commission File Number)                                  (I.R.S. Employer
                                                          Identification No.)


1000 Ashland Drive, Russell, Kentucky                             41169
(Address of principal executive offices)                        (Zip Code)


P.O. Box 391, Ashland, Kentucky                                   41114
     (Mailing Address)                                          (Zip Code)


Registrant's telephone number, including area code (606) 329-3333






                                                      Total of  6  Pages

Item 5.  Other Events

     On January 25, 1996, the Registrant issued a press release announcing that John R. Hall, Chairman of the Board and Chief Executive Officer of the Registrant, will retire as Chief Executive Officer effective as of October 1, 1996 and as Chairman of the Board in January 1997. The press release also announced that Paul W. Chellgren, the current President and Chief Operating Officer of the Registrant, will succeed Mr. Hall as Chief
Executive  Officer  on  October  1,  1996 and as  Chairman  of the Board in
January 1997.

     The foregoing summary of the attached press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto.

Item 7.  Financial Statements and Exhibits
     (c)   Exhibits
           99    Press Release





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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ASHLAND INC.
                                         ---------------------------------
                                                (Registrant)


                                           /s/  James G. Stephenson
Date:  January 25, 1996                  ---------------------------------
                                         Name:    James G. Stephenson
                                         Title:   Vice President - Law



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


                                   Exhibit Index

Exhibit No.                                                     Page No.

         99        Press Release of the Registrant dated           5
                   January 25, 1996








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